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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2005

                       VOLTERRA SEMICONDUCTOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                  000-50857              94-3251865
 (State or Other Jurisdiction of      (Commission          (I.R.S. Employer
         Incorporation)               File Number)      Identification Number)

         3839 Spinnaker Court, Fremont, CA                    94538-6437
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (510) 743-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2005, Volterra Semiconductor Corporation ("Volterra") issued a press release announcing its financial results for its third quarter ended September 30, 2005. That press release, dated October 24, 2005, is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Volterra, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is furnished with this document:

Exhibit
Number     Description of Exhibit
-------    ------------------------------------
99.1       Press Release dated October 24, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VOLTERRA SEMICONDUCTOR CORPORATION

Date: October 24, 2005                        By: /s/ Greg Hildebrand
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                                                  Greg Hildebrand
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibits     Description
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99.1         Press Release dated October 24, 2005